Rule 497(e)

File Nos. 333-144503 and 811-22091

Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-2 Series Account

Supplement dated August 3, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about August 24, 2018 (the “Effective Date”), the Great-West Loomis Sayles Bond Fund will be renamed the Great-West Multi-Sector Bond Fund and the Great-West Templeton Global Bond Fund will be renamed the Great-West Global Bond Fund. Therefore, as of the Effective Date, all references in the Prospectus and SAI to these Funds are amended to be references to the Great-West Multi-Sector Bond Fund and Great-West Global Bond Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.